                                                                   EXHIBIT 10.37


                              EQUIPMENT SCHEDULE
                                      TO
                      MASTER LOAN AND SECURITY AGREEMENT


MASTER LOAN AND SECURITY AGREEMENT NO. 7237                 DATED: June 18,1998

EQUIPMENT SCHEDULE NO. 03

LENDER:                                      CUSTOMER:
    OXFORD VENTURE LEASING, LLC                PARADIGM GENETICS, INC.
    8180 GREENSBORO DRIVE, STE l000            106 ALEXANDER DRIVE, BLG 6
    McLEAN, VA 22102                           RESEARCH TRIANGLE PARK, NC 27709


LENDER AND CUSTOMER HAVE ENTERED INTO MASTER LOAN AND SECURITY AGREEMENT NO. 7237 DATED JUNE 18,1998 (THE "AGREEMENT") WHICH IS INCORPORATED HEREIN. THIS IS AN EQUIPMENT SCHEDULE TO THE AGREEMENT. ALL WORDS AND TERMS USED HEREIN AND NOT SPECIFICALLY DEFINED HEREIN SHALL HAVE THE SAME MEANINGS AS SET FORTH N THE AGREEMENT.

     1.  EQUIPMENT LOCATION (if other than above address of Customer): none

     2.  EQUIPMENT: (See attached Exhibit A)

     3.  ACQUISITION COST OF THE EQUIPMENT: $539,626.43

     4.  SUPPLIER(S): (See attached Exhibit A)

     5. THE LOAN AND LOAN AGREEMENT REPAYMENT. As requested by Customer pursuant to the Agreement, Lender agrees to lend to Customer the sum of five hundred thirty-nine thousand six hundred twenty-six and 43/100 dollars. Customer agrees to repay the Loan Agreement in successive installments (which installment payments are inclusive of interest) as set forth in the following Schedule:

         SCHEDULE

         Advance Payment Amount: $5,733.53
         Number of Installments (Exclusive of Advance Payment): 48
         Payment Period:
         __ X __Monthly ______ Quarterly
         Periodic Installment Payment Amount Per Period: $5,733.53 for the next eleven (11) months, followed by $16,676.08 for thirty-six months, followed by one payment of $53,962.64.

         Commencement Date: __________________
         Special Provisions (if any): none

     6.  SECURITY DEPOSIT: None

     7. DISBURSEMENT OF PROCEEDS. Customer hereby authorizes Lender to disburse the $539,626.43 proceeds as follows:

         (a)  $539,626.43  to: Paradigm Genetics, Inc.

              $539,626.43  TOTAL PROCEEDS

Customer may direct the Lender in writing to withhold payments from Supplier(s), either now or in the future. Lender shall be entitled to rely on such written direction of Customer as being conclusive as to the intent of the Customer with regard to withheld payments.

Customer hereby acknowledges and agrees that it shall constitute an additional Event of Default under the Loan Agreement if, for any reason, the Acquisition Cost of the Equipment has not been fully paid to the appropriate Supplier(s) thereof within ten (10) days after demand therefor by Lender. Customer hereby that agrees to indemnify, and hold harmless Lender from and against any liability, claim, loss or damage, including Attorneys' Fees and Expenses, that may be incurred by Lender as a result of any amounts to be withheld hereunder, including any claims of the Supplier(s) therefor.

     8. ADJUSTMENTS: Customer acknowledges that payments under the Loan Agreement herein are based upon the Acquisition Cost of the Equipment set forth above, and as a result of authorized changes to the Equipment, the final Acquisition Cost of the Equipment may increase or decrease by up to 10%. In such event, the Loan Payments shall be adjusted accordingly, and Customer authorizes Lender to correct the Loan Agreement (and all related documentation) to reflect such changes and Customer, if requested by Lender, shall confirm such changes to Lender in writing.

     9. SUPPLY CONTRACT: Customer acknowledges either that (a) Customer has reviewed and approved any written purchase agreement or purchase order covering the Equipment ("Supply Contract") purchased from Supplier, or (b) Lender has informed or advised Customer, in writing, either previously or by the Loan Agreement, of the following. (i) the identity of the Supplier, (ii) that Customer may have rights under the Supply Contract and (iii) that Customer may contact the Supplier for a description of any such rights Customer may have under the Supply Contract If Customer has entered into a written Supply Contract, then Customer hereby assigns to Lender all of Customer's rights and interests in and to the Equipment and the Supply Contract If requested by Lender, Customer shall obtain any consent required for such assignment. If Customer has not entered into any such Supply Contract, Customer authorizes Lender to (and Lender may at its option) act on behalf of Customer to obtain a Supply Contract from Supplier. Except for the obligation to pay Supplier for the Equipment, if (and only if) the Equipment is accepted by Customer under the Loan Agreement, such assignment shall not include any of Customer's obligations under such Supply Contract and Customer shall at all times remain liable to perform all of its duties and obligations under the Supply Contract to the same extent as if an assignment has not occurred. Customer hereby represents and warrants that:

(i) Customer has delivered herewith a true and correct copy of the Supply Contract, neither Supplier nor Customer is in default under the Supply Contract and it shall not be amended without Lender's prior written consent and (ii) the Supply Contract is free from all claims, security interests, liens and encumbrances, except for the interest being conveyed by the Loan Agreement. Customer indemnifies and holds Lender harmless with respect to any and all claims relating to the performance of Customer's obligations under the Supply Contract.

     10. SEE RATE ADJUSTMENT RIDER ATTACHED AND INCORPORATED BY REFERENCE.

By execution hereof, the signer certifies that he/she is a duly authorized officer, partner or proprietor of Customer and that he/she has read, accepted and duly executed this Equipment Schedule to the Master Loan and Security Agreement on behalf of Customer.

ACCEPTED AT LESSOR'S OFFICE AT McLEAN, VIRGINIA

OXFORD VENTURE LEASING, LLC            PARADIGM GENETICS, INC.
(LENDER)                               (CUSTOMER)


By:____________________________        By:______________________________

Name: J.A. Philbrick                   Name: John Ryals
      -------------------------             ----------------------------

Title: President                       Title: CEO/President
       ------------------------               --------------------------

Date:  7/29/98                         Date:  7/29/98
      --------------------------             ---------------------------

                                   EXHIBIT A

                               LIST OF EQUIPMENT


The following list and description of Equipment supplements and forms a part of Equipment Schedule No. 03 to Master Loan and Security Agreement No. 7237 dated June 18,1998 between Lender and Customer and may be attached to said Equipment Schedule and any related UCC Financing Statements, or other document relating to the Master Loan and Security Agreement, the Equipment Schedule or any other document describing the Equipment.


              SEE ATTACHED EQUIPMENT SCHEDULE EXHIBIT A ATTACHED


All property listed above, together with any and all attachments, accessions, additions, replacements, improvements, modifications and substitutions thereto and therefor and a right to use license for any software related to any of the foregoing now or hereafter acquired and all proceeds, in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.



OXFORD VENTURE LEASING, LLC            PARADIGM GENETICS, INC.
(LENDER)                               (CUSTOMER)

By:____________________________          By:______________________________

Name: J. A. Philbrick                  Name: John Ryals
      -------------------------                ---------------------------

Title: President                        Title: President
      -------------------------                ___________________________

PROMISSORY NOTE TO:   MASTER LOAN AND SECURITY AGREEMENT NO. 7237
                      Dated June 18, 1998

                      EQUIPMENT SCHEDULE NO. 03

U.S. $539,626.43                                                McLean, Virginia

Dated:________________

     FOR VALUE RECEIVED, Paradigm Genetics, Inc., a North Carolina corporation (the "Borrower"), hereby promises to pay to the order of OXFORD VENTURE LEASING, LLC. or its successors or assigns (the "Payee") at its offices located at 8180 Greensboro Drive, suite 1000, McLean, Virginia 22102, or at such other place as the Payee or any holder hereof may from time to time designate, the principal amount of U.S. five hundred thirty-nine thousand six hundred twenty-six and 43/100 dollars ($539,626.43), with interest (based on a year of 360 days and 30 day months) on the principal amount hereof remaining from time to time unpaid, such principal and interest to be paid in consecutive monthly installments until fully paid, in the manner and at a rate of interest per annum as determined and provided in the Loan Agreement. Anything in this Note to the contrary notwithstanding, in the event that any payment of interest hereunder shall exceed the legal limit, such amount in excess of such limit shall be deemed a payment of principal hereunder.

     This Note evidences a loan by the Payee to the undersigned pursuant to the Loan Agreement indicated above between the undersigned and the Payee as from time to time may be amended, restated, replaced, supplemented, substituted for or renewed, and the holder of this Note is entitled to the benefits thereof, including without limitation, the security interest in the Equipment granted therein. Each term defined in the Loan Agreement and not otherwise defined herein shall have the same definition when used herein.

     The principal hereof and accrued interest hereon shall become forthwith due and payable as provided in the Loan Agreement. Payments hereunder not made when due shall accrue late charges as provided in the Loan Agreement. This Note may not be prepaid in whole or in part except as otherwise specifically provided in the Loan Agreement.

     The Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance or other indulgence, without notice. No act or omission of the Payee, including without limitation any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of such right, remedy or recourse. Any waiver or release may be effected only by a written document executed by Payee and then only to the extent specified therein. The undersigned hereby promises to pay all Attorneys Fees and Expenses that may be incurred in connection with the enforcement and/or collection of this Note.

     The undersigned authorizes the Payee to insert above as the date of the Note, the date on which Payee disburses fluids pursuant to the Loan Agreement.

     This Note is freely assignable by the Payee, in whole or in part, and from time to time. All of the terms and provisions of this Note inure to and are binding upon the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties. None of the rights or obligations of the Borrower hereunder may be assigned or otherwise transferred without the prior written consent of the Payee.

THIS NOTE AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. BORROWER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE. Any action by Borrower against Payee for any cause of action under this Note shall be brought within one year after any such cause of action first arises. If requested by Payee, Borrower agrees that prior to the commencement of any litigation regarding the terms and conditions of this Note, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

     IN WITNESS WHEREOF, the Borrower by its duly authorized officer has executed and delivered this Note as of the date first above written.


                                    PARADIGM GENETICS, INC.
                                    Borrower


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                         ACKNOWLEDGMENT OF ASSIGNMENT
                         ----------------------------


TO:  PHOENIXCOR, INC.
     65 WATER STREET
     SOUTH NORWALK, CONNECTICUT 06854

RE:  ASSIGNMENT OF LOAN WITH OXFORD VENTURE LEASING,LLC

Ladies and Gentlemen:


     Reference is made to the annexed Master Loan and Security Agreement No. 7237 dated June 18, 1998 with Equipment Schedule 03 (the "Loan Agreement") between Oxford Venture Leasing, LLC ("Lender") and the undersigned Paradigm Genetics, Inc. ("Borrower"), covering the collateral described in the Loan Agreement (the "Collateral"). We consent to Lender's assignment of the Loan Agreement to you, acknowledge receipt of notice of such assignment and in consideration of your advancement of funds to the Lender with respect to the Loan Agreement, we hereby acknowledge and agree that

     1. 'The Loan Agreement is in full force and effect and constitutes our valid and binding obligation, enforceable in accordance with their terms. We have not entered into any agreement with any person modifying the provisions of the Loan Agreement and we cannot make any future modification, termination or settlement of amounts due under the Loan Agreement except with the consent of you or your assigns.

     2. The Loan Agreement describes the entire agreement between Lender and us regarding our use of and rights and obligations with respect to the Collateral except: (none). There are no "side letters" or verbal understandings between us and Lender modifying the provisions of the Loan Agreement or otherwise affecting our obligations to make the payments thereunder.

     3. The Collateral was first delivered to our premises located at 106 Alexander Drive, Building 6, Research Triangle Park, NC 27709 on or after the invoice dates set forth on the attached Equipment Schedule Exhibit A and has been unconditionally accepted by us and is in satisfactory working order on the date hereof. We agree to make no claim against you with respect to the Collateral. We further agree that you may inspect the Collateral on reasonable prior verbal or written notice to us.

     4. Lender has assigned to you all of its right, title and interest in the Loan Agreement but none of its obligations and you are the Lender of record under the Loan Agreement. We remit to you all of the forty-nine (49) successive monthly installments consisting of twelve (12) payments of $5,733.53, followed by thirty-six payments of $16,676.08, followed by one final payment of $53,962.64 commencing on the funding date on or about July 30, 1998 and continuing on the same day of every month thereafter. We will have no obligation to you and you will have no obligation to us with respect to any installments under the Note due or paid to

Lender prior to such date. We agree to pay all the installments to you or your assigns unconditionally without defense, setoff or counterclaim. However, we preserve all our rights against Lender. We agree to make all payments due and to give all notices and information required under the Loan Agreement to you at your above address or to any revised address of which you or your assigns may advise us.

     5. We have received no notice of a prior sale, transfer, assignment, hypothecation or pledge of the Loan Agreement, the amounts payable thereunder or the Collateral.

     6. No event of default (or that which would constitute an event of default under the Loan Agreement with the passage of time, giving of no notice, or both) on our part, or to our knowledge, on the part of Lender, has occurred in the performance of each such party's obligations under the Loan Agreement.

     7. This Acknowledgment of Assignment shall inure to the benefit of your successors and assigns.

     8. We acknowledge that the Loan and all related documents are governed by the laws of Connecticut govern your transactions so that the documents will be applied and interpreted uniformly. We agree that such laws bear a reasonable relationship to the Loan and related documents.

DATED: July 29, 1998

                                    Very truly yours,

                                    PARADIGM GENETICS, INC.


                                    By:_________________________________________

                                    Title:______________________________________

                           ACKNOWLEDGMENT OF LENDER
                           ------------------------

The undersigned Lender under the Loan Agreement defined in the foregoing Acknowledgment of Assignment hereby consents to the foregoing and confirms that it has assigned all remaining installments under the Loan Agreement to Phoenixcor, Inc. as specified in the Acknowledgment of Assignment.

DATED: July 29, 1998

OXFORD VENTURE LEASING, LLC
(LENDER)


By:__________________________

Title:_______________________

                    TAX ACKNOWLEDGMENT AND INDEMNIFICATION


Oxford Venture Leasing, LLC
8180 Greensboro Drive, suite 1000
McLean, VA 22102

This Tax Acknowledgment and Indemnification ("Acknowledgment") is attached to and made a part of that certain Loan Schedule No. 03 (the "Loan Schedule"), to Master Loan and Security Agreement No. 7237, dated as of June 18, 1998 (the "Loan Agreement"), by and between Oxford Venture Leasing, LLC and the undersigned.

Notwithstanding any provision to the contrary in the Loan Agreement, we hereby confirm our understanding and acknowledgment of the following:

     1. While you normally bill us for taxes, if any, payable on the rentals (sales/use taxes), you will not bill us for or furnish any advice with respect to any taxes on the Equipment ("Taxes"), including personal property, ad valorem or other taxes imposed by any state, federal, local or foreign government in connection with the purchase, possession, ownership or operation of the Equipment.

     2. It is our obligation to and we shall timely submit such reports, declarations, inventories and other documentation, file such returns, and pay the applicable Taxes when due in connection with the Equipment. If local law prohibits us from making direct payment or filing the applicable report or return it is our responsibility to and we shall immediately advise you in writing to such effect and furnish you with the forms, data and information as will enable you to make and file the return or report, along with our payment for the Tax due. Any accrual of interest and penalties resulting from our failure to comply with the foregoing, or otherwise, is and shall be our responsibility.

     3. Upon your request, we shall provide you with copies of satisfactory documentation and proof of payment of such Taxes. We shall indemnify you and hold you harmless from and against any such Taxes, and any penalties and interest thereon, and any other liabilities and damages that you may incur arising out of our failure to pay when due such Taxes. The indemnity and covenants set forth herein shall continue in full force and effect and shall survive the expiration or earlier termination of the Loan Agreement or the Loan Schedule.

     All capitalized terms used herein and not defined herein shall have the meanings set forth or referred to in the Loan Schedule. Except as specifically set forth herein, all of the terms and conditions of the Loan Agreement and the Loan Schedule shall remain in full force and effect and are hereby ratified and affirmed. To the extent that the provisions of this Acknowledgment conflict with any provisions contained in the Loan Agreement or the Loan Schedule, the provisions of this Acknowledgment shall control.

                                    Very truly yours,

                                    PARADIGM GENETICS, INC.


                                    By:_______________________________

                                    Title:____________________________

                                    Date:_____________________________